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-------------------------------     Applicants signing in New York must use this form.
    Lincoln Life & Annuity                          American Legacy(R)
      Company of New York                         Shareholder's Advantage
Home office: Syracuse, New York                          Fee Based
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                                       Shareholder's Advantage is a variable annuity contract.
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          Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

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
1a   Contract Owner   Maximum age of Contract Owner is 89.
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                                                                     Social Security number/TIN [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     ------------------------------------------------------------
     Full legal name or trust name*                                  Date of birth [ ][ ] [ ][ ] [ ][ ]   [ ] Male   [ ] Female
                                                                                    Month   Day   Year
     ------------------------------------------------------------
     Street address (If PO Box, physical street address required)    Home telephone number [ ][ ][ ]/[ ][ ][ ]-[ ][ ][ ][ ]

     ------------------------------------------------------------    Date of trust* [ ][ ] [ ][ ] [ ][ ]   Is trust revocable?*
     City                             State            ZIP                           Month   Day   Year       [ ] Yes [ ] No

     ------------------------------------------------------------    *This information is required for trusts.
     Trustee name*

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1b   Joint Contract Owner   Maximum age of Joint Contract Owner is 89.
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                                                                     Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     ------------------------------------------------------------
     Full legal name                                                                                      [ ] Male   [ ] Female
                                                                     Date of birth [ ][ ] [ ][ ] [ ][ ]
                                                                                    Month   Day   Year    [ ] Spouse [ ] Non-spouse

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2a   Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                 Maximum age of Annuitant is 89.
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                                                                     Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     ------------------------------------------------------------
     Full legal name                                                 Date of birth [ ][ ] [ ][ ] [ ][ ]   [ ] Male   [ ] Female
                                                                                    Month   Day   Year
     ------------------------------------------------------------
     Street address                                                  Home telephone number [ ][ ][ ]/[ ][ ][ ]-[ ][ ][ ][ ]

     ------------------------------------------------------------
     City                             State            ZIP

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2b   Contingent Annuitant   Maximum age of Contingent Annuitant is 89.
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                                                                     Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     ------------------------------------------------------------
     Full legal name

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3    Beneficiary(ies) of Contract Owner   (List additional Beneficiaries on separate sheet. If listing children, use full legal names.)
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                                                                                                                                  %
     ------------------------------------------------------------   ---------------------------------   ----------------   -------
     Full legal name or trust name* [ ] Primary [ ] Contingent      Relationship to Contract Owner      SSN/TIN

                                                                                                                                  %
     ------------------------------------------------------------   ---------------------------------   ----------------   -------
     Full legal name or trust name* [ ] Primary [ ] Contingent      Relationship to Contract Owner      SSN/TIN

                                                                                                                                  %
     ------------------------------------------------------------   ---------------------------------   ----------------   -------
     Full legal name or trust name* [ ] Primary [ ] Contingent      Relationship to Contract Owner      SSN/TIN


     ------------------------------------------------------------   Date of trust* [ ][ ] [ ][ ] [ ][ ]  Is trust revocable?*
     Executor/Trustee name*                                                         Month   Day   Year   [ ] Yes    [ ] No

                                                                    *This information is required for trusts.

   To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953AL-NY).

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4    Type of American Legacy Contract
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     Nonqualified: [ ] Initial contribution OR [ ] 1035 exchange
     Tax-qualified (must complete plan type): [ ] Initial contribution, tax year       OR [ ] Transfer         OR [ ] Rollover
                                                                                 -----        (to same market)       (to different
     Plan type (check one): [ ] Roth IRA [ ] Traditional IRA                                                            market)
                            [ ] Non-ERISA 403(b)+ (transfers only) +Indicate plan year-end: [ ][ ] [ ][ ]
                                                                                             Month   Day
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
5a   Allocation (This section must be completed.)                   5b   Dollar Cost Averaging (Complete only if electing DCA.)
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     Initial minimum: $10,000                                            $1,500 minimum required in the holding account

                                                                         -----------------------------------------------------------

     Future contributions will follow the allocation below. If           Total amount to DCA:                $
     DCA option is selected, the entire amount of each future                                                  ---------------------
     contribution will follow the allocation in Section 5b.                       OR

                                                                         MONTHLY amount to DCA:              $
                                                                                                               ---------------------

                                                                         -----------------------------------------------------------
     If no allocations are specified in Section 5a or 5b, the
     entire amount will be allocated to the Cash Management Fund,        OVER THE FOLLOWING PERIOD:
     pending instructions from the Contract Owner.                                                             ---------------------
                                                                                                                   MONTHS (6-12)
                                                                         -----------------------------------------------------------

     ---------------------------------------------------------------     FROM THE FOLLOWING HOLDING ACCOUNT (check one):

     Please allocate my contribution of:                                 [ ] DCA Fixed Account
                                                                         [ ] Cash Management Fund/1/
     $                            OR $                                   [ ] U.S. Govt./AAA-Rated Securities Fund/1/
       -------------------------       -----------------------------
       Initial contribution            Approximate amount from
                                       previous carrier
     ---------------------------------------------------------------     -----------------------------------------------------------
     INTO THE FUND(S) BELOW                                              INTO THE FUND(S) BELOW
     ---------------------------------------------------------------     -----------------------------------------------------------

     Use whole percentages                                               Use whole percentages           /1/ The DCA holding account
                                                                                                             and the DCA fund
             % Global Discovery Fund                                             % Global Discovery Fund     elected cannot be the
     --------                                                            --------                            same.
             % Global Growth Fund                                                % Global Growth Fund
     --------                                                            --------
             % Global Small Capitalization Fund                                  % Global Small Capitalization Fund
     --------                                                            --------
             % Growth Fund                                                       % Growth Fund
     --------                                                            --------
             % International Fund                                                % International Fund
     --------                                                            --------
             % New World Fund                                                    % New World Fund
     --------                                                            --------
             % Blue Chip Income and Growth Fund                                  % Blue Chip Income and Growth Fund
     --------                                                            --------
             % Growth-Income Fund                                                % Growth-Income Fund
     --------                                                            --------
             % Asset Allocation Fund                                             % Asset Allocation Fund
     --------                                                            --------
             % Bond Fund                                                         % Bond Fund
     --------                                                            --------
             % High-Income Bond Fund                                             % High-Income Bond Fund
     --------                                                            --------
             % U.S. Govt./AAA-Rated Securities Fund                              % U.S. Govt./AAA-Rated Securities Fund/1/
     --------                                                            --------
             % Cash Management Fund                                              % Cash Management Fund/1/
     --------                                                            --------
             % DCA Fixed Account (must complete 5b)                              % Total (must = 100%)
     --------                                                            ========
             % Total (must = 100%)
     ========                                                            -----------------------------------------------------------
                                                                         Future contributions will not automatically start a new DCA
     ---------------------------------------------------------------     program. Instructions must accompany each DCA contribution.

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5c   Cross-Reinvestment or Portfolio Rebalancing
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     To elect either of these options, please complete the Cross-Reinvestment form (28051AL-NY) or the Portfolio Rebalancing form
     (28887AL-NY).

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6    Benefit Options
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     Death Benefits
     Select one: (If no benefit is specified, the default death benefit will be the Guarantee of Principal Death Benefit.)
     [ ]  I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
     [ ]  I/We hereby elect the Guarantee of Principal Death Benefit.

     Living Benefits
     [ ]  I/We hereby elect the Lincoln SmartSecurity(SM) Advantage/2/ - 5-year Elective Step-up.
     [ ]  I/We hereby elect the Lincoln SmartSecurity(SM) Advantage/2/ - 1-year Automatic Step-up.

     /2/  If the contract is tax-qualified, maximum age is 80. For IRA contracts, the annual amount available for withdrawal under the Lincoln SmartSecurity(SM) Advantage may not be sufficient to satisfy the minimum distributions required by law beginning at age 70 1/2. Therefore, the owner may be required to make withdrawals that exceed the Annual Withdrawal Limit.
          Withdrawals in excess of the Annual Withdrawal Limit may quickly and substantially decrease the amount guaranteed by the
          Lincoln SmartSecurity(SM) Advantage, especially in a declining market. If this contract is intended for use as an IRA contract, you should consider whether the Lincoln SmartSecurity(SM) Advantage is appropriate for your circumstances. You should consult your tax advisor.
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
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7    Automatic Withdrawals $10,000 minimum account balance is required.
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     Note: If electing Lincoln SmartSecurity(SM) Advantage 5-year Elective Step-up, the maximum withdrawal amount for the program is
           7% without the potential for a greater reduction in the Guaranteed Amount and if electing Lincoln SmartSecurity(SM)
           Advantage 1-Year Automatic Step-up, the maximum withdrawal amount for the program is 5% without the potential for a greater reduction in the Guaranteed Amount. Withdrawal minimum: $50 per distribution/$300 annually.

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     [ ] Please provide me with automatic withdrawals totaling     % of total contract value or $
                                                               ----                               ---------------
         (Withdrawal minimums: $50 per distribution/$300 annually), payable as follows:

     [ ] Monthly   [ ] Quarterly   [ ] Semi-annually   [ ] Annually   Begin withdrawals in [ ][ ]  [ ][ ][ ][ ]
                                                                                            Month      Year

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     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required, depending on state of residency.

     ELECT ONE: [ ] Do withhold taxes   Amount to be withheld    % (must be at least 10%)   [ ] Do not withhold taxes
                                                            ----
     PAYMENT    [ ] Direct deposit   [ ] Checking (attach a voided check)   OR   [ ] Savings (attach a deposit slip)
     METHOD:

                I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National
                Automated Clearing House Association (NACHA).

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                Bank name                                                                                 Bank telephone number

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8    Automatic Bank Draft
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     --------------------------------------------------------------------------   --------------------------------------------------
     Print account holder name(s) EXACTLY as shown on bank records

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     Bank name                                                                           Bank telephone number

     $
      ------------------------
       Monthly amount             Automatic bank draft start date: [ ][ ]     [ ][ ]     [ ][ ]
                                                                    Month   Day (1-28)    Year

     [ ] Checking (attach a voided check)   OR   [ ] Savings (attach a deposit slip)

     I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

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9    Replacement
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     Does the applicant have any existing life policies or annuity contracts?     [ ] Yes   [ ] No
     Will the proposed contract replace any existing annuity or life insurance?   [ ] Yes   [ ] No
     (Attach a state replacement form.)

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     Company name

     --------------------------------------------------------------------------------   --------------------------------------------
     Plan name                                                                          Year issued

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10   Signatures
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     From time to time, interest credited to amounts allocated to the six-, 12-, or 24-month Dollar Cost Averaging Fixed Account will exceed our actual earnings on supporting assets, less appropriate risk and expense deductions. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. Your contract charges will not increase as a result of these higher interest rates being credited to the Dollar Cost Averaging Fixed Account.

     We also offer other types of annuities, with different fee structures, including some that offer lower fees. You should carefully consider whether this contract is the best product for you. All fees and features for this product are fully described in the contract and prospectus.
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
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10   Signatures (continued)
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     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy Shareholder's Advantage Fee Based and
     American Funds Insurance Series(R) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     --------------------------------------------------------------------------------------------
     Signed at city                           State                                                 Date [ ][ ] [ ][ ] [ ][ ]
                                                                                                          Month   Day   Year

     --------------------------------------   ---------------------------------------------------
     Signature of Contract Owner              Joint Contract Owner (if applicable)

     --------------------------------------------------------------------------------------------
     Signed at city                           State                                                 Date [ ][ ] [ ][ ] [ ][ ]
                                                                                                          Month   Day   Year


     --------------------------------------------------------------------------------------------
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.
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11   Insurance in Force   Will the proposed contract replace any existing annuity or life insurance contract?
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     ELECT ONE: [ ] No  [ ] Yes   If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
                                  Annuitant(s):
     (Attach a state replacement form.)

                                                                                                                    $
     ------------------------------------------------------------------------------------------------------------     --------------
     Company name                                                                          Year issued                Amount

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12   Additional Remarks
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     -------------------------------------------------------------------------------------------------------------------------------

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13   Dealer Information   Licensing appointment with Lincoln Life & Annuity Company of New York is required for this application to be processed. If more than one representative. please indicate names and percentages in Section 12.
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     ----------------------------------------------------------------------------   [ ][ ][ ]/[ ][ ][ ]-[ ][ ][ ][ ]
     Registered representative's name (print as it appears on NASD licensing)       Registered representative's telephone number

     ----------------------------------------------------------------------------   [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     Client account number at dealer (if applicable)                                Registered representative's SSN

     -------------------------------------------------------------------------------------------------------------------------------
     Dealer's name

     -------------------------------------------------------------------------------------------------------------------------------
     Branch address                           City                               State                            ZIP

     [ ] CHECK IF BROKER CHANGE OF ADDRESS    Rep code at firm
                                                               ---------------------------------------------------------------------

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14   Representative's Signature
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     The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     -------------------------------------------------------------------------------------------------------------------------------
     Signature

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     Send completed application -- with a check made payable to Lincoln Life & Annuity Company of New York -- to your investment dealer's home office or to:

     Lincoln Life & Annuity Company of New York     By Express Mail: Lincoln Life & Annuity Company of New York
     Servicing Office - P.O. Box 2348                                Attention: American Legacy Operations
     Fort Wayne, IN 46801-2348                                       1300 South Clinton Street
                                                                     Fort Wayne, IN 46802

     If you have any questions regarding this application, please call Lincoln Life & Annuity Company of New York at 800 443-8137.
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